Exhibit 32.2

QUEPASA CORPORATION AND SUBSIDIARIES

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Charles B. Mathews, the Chief Financial Officer of Quepasa Corporation (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	This Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2006		/s/ Charles B. Mathews
	Name:	Charles B. Mathews
	Title:	Executive Vice President and Chief Financial Officer